                                                                   Exhibit 10.88

                    ADDENDUM NUMBER ONE TO LETTER AGREEMENT

     This is Addendum Number One (the "Addendum") dated January 3, 2002 to that certain Letter Agreement, dated July 31, 2001 (the "Agreement"), by and between Joseph G. Johnson ("Employee") and Aspect Communications Corporation ("Company").


     In consideration of the mutual covenants set forth herein and in the Agreement, Employee and Company hereby agree as follows:

     Priority. The parties agree that the Agreement is hereby amended as set
     --------
forth in this Addendum Number One. Any inconsistency between this Addendum and the Agreement shall be resolved in favor of the intent of the parties as expressed by this Addendum. Terms used herein with the initial letter capitalized which are not otherwise defined herein, shall have the meaning given said terms in the Agreement. The Agreement as amended by this Addendum Number One shall remain in full force and effect.



     Section 1 is amended as follows:

     The words "February 28, 2002" are hereby deleted and replaced by the words "February 28, 2003".


     IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first written above.

Employee                                   Aspect Communications Corporation


Signature: /s/ Joseph Johnson              By: /s/ Beatriz Infante
           -----------------------------       ---------------------------------

Name: Joseph G. (Sandi) Johnson            Name:  Beatriz Infante
      ----------------------------------          ------------------------------

                                           Title: Chairman of the Board (COB),
                                                  ------------------------------
                                                  Chief Executive Officer (CEO)
                                                  -----------------------------
                                                  and President
                                                  ------------------------------

                    ADDENDUM NUMBER ONE TO LETTER AGREEMENT

     This is Addendum Number One (the "Addendum") dated January 3, 2002 to that certain Letter Agreement, dated February 16, 2000 (the "Agreement"), by and between James T. Hirni ("Employee") and Aspect Communications Corporation ("Company").


     In consideration of the mutual covenants set forth herein and in the Agreement, Employee and Company hereby agree as follows:

     Priority. The parties agree that the Agreement is hereby amended as set
     --------
forth in this Addendum Number One. Any inconsistency between this Addendum and the Agreement shall be resolved in favor of the intent of the parties as expressed by this Addendum. Terms used herein with the initial letter capitalized which are not otherwise defined herein, shall have the meaning given said terms in the Agreement. The Agreement as amended by this Addendum Number One shall remain in full force and effect.



     Section 1 is amended as follows:

     The words "February 28, 2002" are hereby deleted and replaced by the words "February 28, 2003".


     IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first written above.

Employee                                   Aspect Communications Corporation


Signature: /s/ James T. Hirni              By: /s/ Beatriz Infante
           -----------------------------       ---------------------------------

Name: James T. Hirni                       Name:  Beatriz Infante
      ----------------------------------          ------------------------------

                                           Title: Chairman of the Board (COB),
                                                  ------------------------------
                                                  Chief Executive Officer (CEO)
                                                  -----------------------------
                                                  and President
                                                  ------------------------------

Via Inter-office Mail
---------------------

                    ADDENDUM NUMBER ONE TO LETTER AGREEMENT

     This is Addendum Number One (the "Addendum") dated January 3, 2002 to that certain Letter Agreement, dated July 31, 2001 (the "Agreement"), by and between Betsy Rafael ("Employee") and Aspect Communications Corporation ("Company").


     In consideration of the mutual covenants set forth herein and in the Agreement, Employee and Company hereby agree as follows:

     Priority. The parties agree that the Agreement is hereby amended as set
     --------
forth in this Addendum Number One. Any inconsistency between this Addendum and the Agreement shall be resolved in favor of the intent of the parties as expressed by this Addendum. Terms used herein with the initial letter capitalized which are not otherwise defined herein, shall have the meaning given said terms in the Agreement. The Agreement as amended by this Addendum Number One shall remain in full force and effect.



     Section 1 is amended as follows:

     The words "February 28, 2002" are hereby deleted and replaced by the words "February 28, 2003".


     IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first written above.

Employee                                   Aspect Communications Corporation


Signature: /s/ Betsy Rafael                By: /s/ Beatriz Infante
           -----------------------------       ---------------------------------

Name: Betsy Rafael                         Name:  Beatriz Infante
      ----------------------------------          ------------------------------

                                           Title: Chairman of the Board (COB),
                                                  ------------------------------
                                                  Chief Executive Officer (CEO)
                                                  -----------------------------
                                                  and President
                                                  ------------------------------

                    ADDENDUM NUMBER ONE TO LETTER AGREEMENT

     This is Addendum Number One (the "Addendum") dated January 3, 2002 to that certain Letter Agreement, dated April 3, 2001 (the "Agreement"), by and between David Puglia ("Employee") and Aspect Communications Corporation ("Company").


     In consideration of the mutual covenants set forth herein and in the Agreement, Employee and Company hereby agree as follows:

     Priority. The parties agree that the Agreement is hereby amended as set
     --------
forth in this Addendum Number One. Any inconsistency between this Addendum and the Agreement shall be resolved in favor of the intent of the parties as expressed by this Addendum. Terms used herein with the initial letter capitalized which are not otherwise defined herein, shall have the meaning given said terms in the Agreement. The Agreement as amended by this Addendum Number One shall remain in full force and effect.



     Section 1 is amended as follows:

     The words "February 28, 2002" are hereby deleted and replaced by the words "February 28, 2003".


     IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first written above.

Employee                                   Aspect Communications Corporation


Signature: /s/ David B. Puglia             By: /s/ Beatriz Infante
           -----------------------------       ---------------------------------

Name: David B. Puglia                      Name:  Beatriz Infante
      ----------------------------------          ------------------------------

                                           Title: Chairman of the Board (COB),
                                                  ------------------------------
                                                  Chief Executive Officer (CEO)
                                                  -----------------------------
                                                  and President
                                                  ------------------------------

                    ADDENDUM NUMBER ONE TO LETTER AGREEMENT

     This is Addendum Number One (the "Addendum") dated January 3, 2002 to that certain Letter Agreement, dated July 31, 2001 (the "Agreement"), by and between Sussie Hereford ("Employee") and Aspect Communications Corporation ("Company").


     In consideration of the mutual covenants set forth herein and in the Agreement, Employee and Company hereby agree as follows:

     Priority. The parties agree that the Agreement is hereby amended as set
     --------
forth in this Addendum Number One. Any inconsistency between this Addendum and the Agreement shall be resolved in favor of the intent of the parties as expressed by this Addendum. Terms used herein with the initial letter capitalized which are not otherwise defined herein, shall have the meaning given said terms in the Agreement. The Agreement as amended by this Addendum Number One shall remain in full force and effect.



     Section 1 is amended as follows:

     The words "February 28, 2002" are hereby deleted and replaced by the words "February 28, 2003".


     IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first written above.

Employee                                   Aspect Communications Corporation


Signature: /s/ S. Hereford                 By: /s/ Beatriz Infante
           -----------------------------       ---------------------------------

Name: Susanne Hereford                     Name:  Beatriz Infante
      ----------------------------------          ------------------------------

                                           Title: Chairman of the Board (COB),
                                                  ------------------------------
                                                  Chief Executive Officer (CEO)
                                                  -----------------------------
                                                  and President
                                                  ------------------------------

Via Inter-office Mail
---------------------

                    ADDENDUM NUMBER ONE TO LETTER AGREEMENT

     This is Addendum Number One (the "Addendum") dated January 3, 2002 to that certain Letter Agreement, dated April 3, 2001 (the "Agreement"), by and between John Viera ("Employee") and Aspect Communications Corporation ("Company").


     In consideration of the mutual covenants set forth herein and in the Agreement, Employee and Company hereby agree as follows:

     Priority. The parties agree that the Agreement is hereby amended as set
     --------
forth in this Addendum Number One. Any inconsistency between this Addendum and the Agreement shall be resolved in favor of the intent of the parties as expressed by this Addendum. Terms used herein with the initial letter capitalized which are not otherwise defined herein, shall have the meaning given said terms in the Agreement. The Agreement as amended by this Addendum Number One shall remain in full force and effect.



     Section 1 is amended as follows:

     The words "February 28, 2002" are hereby deleted and replaced by the words "February 28, 2003".


     IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first written above.

Employee                                   Aspect Communications Corporation


Signature: /s/ John Viera                  By: /s/ Beatriz Infante
           -----------------------------       ---------------------------------

Name: John Viera                           Name:  Beatriz Infante
      ----------------------------------          ------------------------------

                                           Title: Chairman of the Board (COB),
                                                  ------------------------------
                                                  Chief Executive Officer (CEO)
                                                  -----------------------------
                                                  and President
                                                  ------------------------------

                    ADDENDUM NUMBER ONE TO LETTER AGREEMENT

     This is Addendum Number One (the "Addendum") dated January 3, 2002 to that certain Letter Agreement, dated May 25, 2000 (the "Agreement"), by and between Kathy Trya ("Employee") and Aspect Communications Corporation ("Company").


     In consideration of the mutual covenants set forth herein and in the Agreement, Employee and Company hereby agree as follows:

     Priority. The parties agree that the Agreement is hereby amended as set
     --------
forth in this Addendum Number One. Any inconsistency between this Addendum and the Agreement shall be resolved in favor of the intent of the parties as expressed by this Addendum. Terms used herein with the initial letter capitalized which are not otherwise defined herein, shall have the meaning given said terms in the Agreement. The Agreement as amended by this Addendum Number One shall remain in full force and effect.



     Section 1 is amended as follows:

     The words "February 28, 2002" are hereby deleted and replaced by the words "February 28, 2003".


     IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first written above.

Employee                                   Aspect Communications Corporation


Signature: /s/ Katherine L. Tyra           By: /s/ Beatriz Infante
           -----------------------------       ---------------------------------

Name: Kathy Tyra                           Name:  Beatriz Infante
      ----------------------------------          ------------------------------

                                           Title: Chairman of the Board (COB)
                                                  ------------------------------
                                                  Chief Executive Officer (CEO)
                                                  -----------------------------
                                                  and President
                                                  ------------------------------

                    ADDENDUM NUMBER ONE TO LETTER AGREEMENT

     This is Addendum Number One (the "Addendum") dated January 3, 2002 to that certain Letter Agreement, dated November 9, 2000 (the "Agreement"), by and between Larry White ("Employee") and Aspect Communications Corporation ("Company").


     In consideration of the mutual covenants set forth herein and in the Agreement, Employee and Company hereby agree as follows:

     Priority. The parties agree that the Agreement is hereby amended as set
     --------
forth in this Addendum Number One. Any inconsistency between this Addendum and the Agreement shall be resolved in favor of the intent of the parties as expressed by this Addendum. Terms used herein with the initial letter capitalized which are not otherwise defined herein, shall have the meaning given said terms in the Agreement. The Agreement as amended by this Addendum Number One shall remain in full force and effect.



     Section 1 is amended as follows:

     The words "February 28, 2002" are hereby deleted and replaced by the words "February 28, 2003".


     IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first written above.

Employee                                   Aspect Communications Corporation


Signature: /s/ Larry White  1/17/02        By: /s/ Beatriz Infante
           -----------------------------       ---------------------------------

Name: Larry  P. White                      Name:  Beatriz Infante
      ----------------------------------          ------------------------------

                                           Title: Chairman of the Board (COB),
                                                  ------------------------------
                                                  Chief Executive Officer (CEO)
                                                  -----------------------------
                                                  and President
                                                  ------------------------------

                    ADDENDUM NUMBER ONE TO LETTER AGREEMENT

     This is Addendum Number One (the "Addendum") dated January 3, 2002 to that certain Letter Agreement, dated November 9, 2000 (the "Agreement"), by and between Brooke Wagner ("Employee") and Aspect Communications Corporation ("Company").


     In consideration of the mutual covenants set forth herein and in the Agreement, Employee and Company hereby agree as follows:

     Priority. The parties agree that the Agreement is hereby amended as set
     --------
forth in this Addendum Number One. Any inconsistency between this Addendum and the Agreement shall be resolved in favor of the intent of the parties as expressed by this Addendum. Terms used herein with the initial letter capitalized which are not otherwise defined herein, shall have the meaning given said terms in the Agreement. The Agreement as amended by this Addendum Number One shall remain in full force and effect.



     Section 1 is amended as follows:

     The words "February 28, 2002" are hereby deleted and replaced by the words "February 28, 2003".


     IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first written above.

Employee                                   Aspect Communications Corporation


Signature: /s/ Brooke D. Wagner            By: /s/ Beatriz Infante
           -----------------------------       ---------------------------------

Name: Brooke D. Wagner                     Name:  Beatriz Infante
      ----------------------------------          ------------------------------

                                           Title: Chairman of the Board (COB),
                                                  ------------------------------
                                                  Chief Executive Officer (CEO)
                                                  -----------------------------
                                                  and President
                                                  ------------------------------

                    ADDENDUM NUMBER ONE TO LETTER AGREEMENT

     This is Addendum Number One (the "Addendum") dated January 3, 2002 to that certain Letter Agreement, dated April 3, 2001 (the "Agreement"), by and between Julie Estko ("Employee") and Aspect Communications Corporation ("Company").


     In consideration of the mutual covenants set forth herein and in the Agreement, Employee and Company hereby agree as follows:

     Priority. The parties agree that the Agreement is hereby amended as set
     --------
forth in this Addendum Number One. Any inconsistency between this Addendum and the Agreement shall be resolved in favor of the intent of the parties as expressed by this Addendum. Terms used herein with the initial letter capitalized which are not otherwise defined herein, shall have the meaning given said terms in the Agreement. The Agreement as amended by this Addendum Number One shall remain in full force and effect.



     Section 1 is amended as follows:

     The words "February 28, 2002" are hereby deleted and replaced by the words "February 28, 2003".


     IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first written above.

Employee                                   Aspect Communications Corporation


Signature: /s/ Julie M. Estko              By: /s/ Beatriz Infante
           -----------------------------       ---------------------------------

Name: Julie M. Estko                       Name:  Beatriz Infante
      ----------------------------------          ------------------------------

                                           Title: Chairman of the Board (COB),
                                                  ------------------------------
                                                  Chief Executive Officer (CEO)
                                                  -----------------------------
                                                  and President
                                                  ------------------------------

                    ADDENDUM NUMBER ONE TO LETTER AGREEMENT

     This is Addendum Number One (the "Addendum") dated January 3, 2002 to that certain Letter Agreement, dated August 29, 2000 (the "Agreement"), by and between Shon Wedde ("Employee") and Aspect Communications Corporation ("Company").


     In consideration of the mutual covenants set forth herein and in the Agreement, Employee and Company hereby agree as follows:

     Priority. The parties agree that the Agreement is hereby amended as set
     --------
forth in this Addendum Number One. Any inconsistency between this Addendum and the Agreement shall be resolved in favor of the intent of the parties as expressed by this Addendum. Terms used herein with the initial letter capitalized which are not otherwise defined herein, shall have the meaning given said terms in the Agreement. The Agreement as amended by this Addendum Number One shall remain in full force and effect.



     Section 1 is amended as follows:

     The words "February 28, 2002" are hereby deleted and replaced by the words "February 28, 2003".


     IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first written above.

Employee                                   Aspect Communications Corporation


Signature: /s/ Shon Wedde                  By: /s/ Beatriz Infante
           -----------------------------       ---------------------------------

Name: Shon Wedde                           Name:  Beatriz Infante
      ----------------------------------          ------------------------------

                                           Title: Chairman of the Board (COB),
                                                  ------------------------------
                                                  Chief Executive Officer (CEO)
                                                  -----------------------------
                                                  and President
                                                  ------------------------------

                    ADDENDUM NUMBER ONE TO LETTER AGREEMENT

     This is Addendum Number One (the "Addendum") dated January 3, 2002 to that certain Letter Agreement, dated March 27, 2001 (the "Agreement"), by and between Beatriz Infante ("Employee") and Aspect Communications Corporation ("Company").


     In consideration of the mutual covenants set forth herein and in the Agreement, Employee and Company hereby agree as follows:

     Priority. The parties agree that the Agreement is hereby amended as set
     --------
forth in this Addendum Number One. Any inconsistency between this Addendum and the Agreement shall be resolved in favor of the intent of the parties as expressed by this Addendum. Terms used herein with the initial letter capitalized which are not otherwise defined herein, shall have the meaning given said terms in the Agreement. The Agreement as amended by this Addendum Number One shall remain in full force and effect.



     Section 1 is amended as follows:

     The words "February 28, 2002" are hereby deleted and replaced by the words "February 28, 2003".


     IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first written above.

Employee                                   Aspect Communications Corporation


Signature: /s/ Beatriz V. Infante          By: /s/ Debra Engel
           -----------------------------       ---------------------------------

Name: Beatriz V. Infante                   Name:  Debra Engel
      ----------------------------------          ------------------------------

Via Inter-office Mail
---------------------

                    ADDENDUM NUMBER ONE TO LETTER AGREEMENT

     This is Addendum Number One (the "Addendum") dated January 3, 2002 to that certain Letter Agreement, dated July 31, 2001 (the "Agreement"), by and between Michael G. DeMatteis ("Employee") and Aspect Communications Corporation ("Company").


     In consideration of the mutual covenants set forth herein and in the Agreement, Employee and Company hereby agree as follows:

     Priority. The parties agree that the Agreement is hereby amended as set
     --------
forth in this Addendum Number One. Any inconsistency between this Addendum and the Agreement shall be resolved in favor of the intent of the parties as expressed by this Addendum. Terms used herein with the initial letter capitalized which are not otherwise defined herein, shall have the meaning given said terms in the Agreement. The Agreement as amended by this Addendum Number One shall remain in full force and effect.



Section 1 is amended as follows:

     The words "February 28, 2002" are hereby deleted and replaced by the words "February 28, 2003".


     IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first written above.

Employee                            Aspect Communications Corporation


Signature: /s/ Michael G. DeMatteis        By: /s/ Beatriz Infante
           -----------------------------       ---------------------------------

Name: Michael G. DeMatteis                 Name:  Beatriz Infante
      ----------------------------------          ------------------------------

                                           Title: Chairman of the Board (COB),
                                                  ------------------------------
                                                  Chief Executive Officer (CEO)
                                                  -----------------------------
                                                  and President
                                                  ------------------------------

Via Inter-office Mail
---------------------

                    ADDENDUM NUMBER ONE TO LETTER AGREEMENT

     This is Addendum Number One (the "Addendum") dated January 3, 2002 to that certain Letter Agreement, dated July 31, 2001 (the "Agreement"), by and between James Patrice ("Employee") and Aspect Communications Corporation ("Company").


     In consideration of the mutual covenants set forth herein and in the Agreement, Employee and Company hereby agree as follows:

     Priority. The parties agree that the Agreement is hereby amended as set
     --------
forth in this Addendum Number One. Any inconsistency between this Addendum and the Agreement shall be resolved in favor of the intent of the parties as expressed by this Addendum. Terms used herein with the initial letter capitalized which are not otherwise defined herein, shall have the meaning given said terms in the Agreement. The Agreement as amended by this Addendum Number One shall remain in full force and effect.



     Section 1 is amended as follows:

     The words "February 28, 2002" are hereby deleted and replaced by the words "February 28, 2003".


     IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first written above.

Employee                                   Aspect Communications Corporation


Signature: /s/ James A. Patrice            By: /s/ Beatriz Infante
           -----------------------------       ---------------------------------

Name: James A. Patrice                     Name:  Beatriz Infante
      ----------------------------------          ------------------------------

                                           Title: Chairman of the Board (COB)
                                                  ------------------------------
                                                  Chief Executive Officer (CEO)
                                                  -----------------------------
                                                  and President
                                                  ------------------------------

                    ADDENDUM NUMBER ONE TO LETTER AGREEMENT

     This is Addendum Number One (the "Addendum") dated January 3, 2002 to that certain Letter Agreement, dated July 31, 2001 (the "Agreement"), by and between Rod Butters ("Employee") and Aspect Communications Corporation ("Company").


     In consideration of the mutual covenants set forth herein and in the Agreement, Employee and Company hereby agree as follows:

     Priority. The parties agree that the Agreement is hereby amended as set
     --------
forth in this Addendum Number One. Any inconsistency between this Addendum and the Agreement shall be resolved in favor of the intent of the parties as expressed by this Addendum. Terms used herein with the initial letter capitalized which are not otherwise defined herein, shall have the meaning given said terms in the Agreement. The Agreement as amended by this Addendum Number One shall remain in full force and effect.



     Section 1 is amended as follows:

     The words "February 28, 2002" are hereby deleted and replaced by the words "February 28, 2003".


     IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first written above.

Employee                                   Aspect Communications Corporation


Signature: /s/ Rod Butters                 By: /s/ Beatriz Infante
           -----------------------------       ---------------------------------

Name: Rod Butters                          Name:  Beatriz Infante
      ----------------------------------          ------------------------------

                                           Title: Chairman of the Board (COB)
                                                  ------------------------------
                                                  Chief Executive Officer (CEO)
                                                  -----------------------------
                                                  and President
                                                  ------------------------------

                    ADDENDUM NUMBER ONE TO LETTER AGREEMENT

     This is Addendum Number One (the "Addendum") dated January 3, 2002 to that certain Letter Agreement, dated November 23, 2000 (the "Agreement"), by and between Gary Barnett ("Employee") and Aspect Communications Corporation ("Company").


     In consideration of the mutual covenants set forth herein and in the Agreement, Employee and Company hereby agree as follows:

     Priority. The parties agree that the Agreement is hereby amended as set
     --------
forth in this Addendum Number One. Any inconsistency between this Addendum and the Agreement shall be resolved in favor of the intent of the parties as expressed by this Addendum. Terms used herein with the initial letter capitalized which are not otherwise defined herein, shall have the meaning given said terms in the Agreement. The Agreement as amended by this Addendum Number One shall remain in full force and effect.



     Section 1 is amended as follows:

     The words "February 28, 2002" are hereby deleted and replaced by the words "February 28, 2003".


     IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first written above.

Employee                                   Aspect Communications Corporation


Signature: /s/ Gary E. Barnett             By: /s/ Beatriz Infante
           -----------------------------       ---------------------------------

Name: Gary E. Barnett                      Name:  Beatriz Infante
      ----------------------------------          ------------------------------

                                           Title: Chairman of the Board (COB),
                                                  ------------------------------
                                                  Chief Executive Officer (CEO)
                                                  -----------------------------
                                                  and President
                                                  ------------------------------

                    ADDENDUM NUMBER ONE TO LETTER AGREEMENT

     This is Addendum Number One (the "Addendum") dated January 3, 2002 to that certain Letter Agreement, dated July 31, 2001 (the "Agreement"), by and between Christopher Purpura ("Employee") and Aspect Communications Corporation ("Company").


     In consideration of the mutual covenants set forth herein and in the Agreement, Employee and Company hereby agree as follows:

     Priority. The parties agree that the Agreement is hereby amended as set
     --------
forth in this Addendum Number One. Any inconsistency between this Addendum and the Agreement shall be resolved in favor of the intent of the parties as expressed by this Addendum. Terms used herein with the initial letter capitalized which are not otherwise defined herein, shall have the meaning given said terms in the Agreement. The Agreement as amended by this Addendum Number One shall remain in full force and effect.



     Section 1 is amended as follows:

     The words "February 28, 2002" are hereby deleted and replaced by the words "February 28, 2003".


     IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first written above.

Employee                                   Aspect Communications Corporation


Signature: /s/ Chris Purpura               By: /s/ Beatriz Infante
           -----------------------------       ---------------------------------

Name: Chris Purpura                        Name:  Beatriz Infante
      ----------------------------------          ------------------------------

                                           Title: Chairman of the Board (COB),
                                                  ------------------------------
                                                  Chief Executive Officer (CEO)
                                                  -----------------------------
                                                  and President
                                                  ------------------------------

                    ADDENDUM NUMBER ONE TO LETTER AGREEMENT

     This is Addendum Number One (the "Addendum") dated January 3, 2002 to that certain Letter Agreement, dated November 9, 2000 (the "Agreement"), by and between Christine Gorjanc ("Employee") and Aspect Communications Corporation ("Company").


     In consideration of the mutual covenants set forth herein and in the Agreement, Employee and Company hereby agree as follows:

     Priority. The parties agree that the Agreement is hereby amended as set
     --------
forth in this Addendum Number One. Any inconsistency between this Addendum and the Agreement shall be resolved in favor of the intent of the parties as expressed by this Addendum. Terms used herein with the initial letter capitalized which are not otherwise defined herein, shall have the meaning given said terms in the Agreement. The Agreement as amended by this Addendum Number One shall remain in full force and effect.



     Section 1 is amended as follows:

     The words "February 28, 2002" are hereby deleted and replaced by the words "February 28, 2003".


     IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first written above.

Employee                                   Aspect Communications Corporation


Signature: /s/ Christine M. Gorjanc        By: /s/ Beatriz Infante
           -----------------------------       ---------------------------------

Name: Christine M. Gorjanc                 Name:  Beatriz Infante
      ----------------------------------          ------------------------------

                                           Title: Chairman of the Board (COB),
                                                  ------------------------------
                                                  Chief Executive Officer (CEO)
                                                  -----------------------------
                                                  and President
                                                  ------------------------------